SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 27, 2002
                Date of earliest event reported: February 15, 2002


                          AT&T Wireless Services, Inc.

              (Exact Name of Registrant as Specified in Charter)


         Delaware                    001-16567               91-1379052
      --------------               -------------           ---------------
 (State of Incorporation)          (Commission              (IRS Employer
                                   File Number)            Identification No.)


7277 164th Ave. NE, Building 1
          Redmond, WA                                         98052
---------------------------------------                    -----------
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (425) 580-6000



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ITEM 5.     OTHER EVENTS.

            On February 15, 2002, TL Acquisition Corp. ("Merger Sub"), a Delaware corporation and a wholly owned subsidiary of AT&T Wireless Services, Inc. ("AT&T Wireless"), merged (the "Merger") with and into TeleCorp PCS, Inc. ("TeleCorp"), a Delaware corporation, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 7, 2001, by and among AT&T Wireless, Merger Sub and TeleCorp. As a result of the Merger, each share of the common stock of TeleCorp, par value $0.01 per share ("TeleCorp Common Stock"), and preferred stock of TeleCorp, par value $0.01 per share ("TeleCorp Preferred Stock"), outstanding immediately prior to the effective time of the Merger, was converted into the right to receive shares of common stock, par value $0.01 per share, of AT&T Wireless ("AT&T Wireless Common Stock") or preferred stock, par value $0.01 per share, of AT&T Wireless ("AT&T Wireless Preferred Stock"), as follows:

   i) each outstanding share of each class of TeleCorp Common Stock, including Class A Common Stock, was converted into the right to receive 0.9 of a share of AT&T Wireless Common Stock;

   ii) each share of TeleCorp Series A Convertible Preferred Stock was converted into the right to receive 82.9849 shares of AT&T Wireless Common Stock;

   iii) each share of TeleCorp Series B Preferred Stock was converted into the right to receive 81.2439 shares of AT&T Wireless Common Stock;

   iv) each share of TeleCorp Series C Preferred Stock was converted into the right to receive one share of a newly designated series of preferred stock of AT&T Wireless having terms substantially identical to the terms of the TeleCorp Series C Preferred Stock;

   v) each share of TeleCorp Series D Preferred Stock was converted into the right to receive 27.6425 shares of AT&T Wireless Common Stock;

   vi) each share of TeleCorp Series E Preferred Stock was converted into the right to receive one share of a newly designated series of preferred stock of AT&T Wireless having terms substantially identical to the terms of the TeleCorp Series E Preferred Stock;

   vii) each share of TeleCorp Series F Preferred Stock was converted into the right to receive 0.9 of a share of AT&T Wireless Common Stock; and

   viii) each share of TeleCorp Series G Preferred Stock was converted into the right to receive 0.9 of a share of AT&T Wireless Common Stock.

       Holders of TeleCorp Common Stock and TeleCorp Preferred Stock will receive cash in lieu of fractional shares of AT&T Wireless Common Stock.

       Also on February 15, 2002, following completion of the Merger and in accordance with the terms of the Merger Agreement, AT&T Wireless caused TeleCorp to be merged with and into AT&T Wireless (the "Follow-On Merger").

       The foregoing description of the Merger and the Follow-On Merger is qualified in its entirety by reference to the text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

       On February 15, 2002, AT&T Wireless issued a press release announcing the completion of the Merger. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Financial statements of businesses acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.   The following exhibits are filed as part of this report:
            --------

              2.1 Agreement and Plan of Merger by and among AT&T Wireless Services, Inc., TL Acquisition Corp., and TeleCorp PCS, Inc., dated as of October 7, 2001* (incorporated by reference to Exhibit 2.2 to Schedule 13D, Amendment No. 5, filed on October 9, 2001 by AT&T Wireless with respect to TeleCorp
                           (Commission File No. 000-31941)).

              99.1 Press Release of AT&T Wireless Services, Inc., dated February 15, 2002.


-------------------------
*Certain exhibits to, and schedules in connection with, the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant agrees to provide the Commission with a copy of any such exhibit or schedule upon request.

                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 27, 2002

                                       AT&T WIRELESS SERVICES, INC.


                                       By  /s/ Benjamin F. Stephens
                                           --------------------------
                                           Name:  Benjamin F. Stephens
                                           Title: Assistant Secretary

                                  EXHIBIT INDEX

Exhibit
Number                            Description
--------                          -----------

  2.1 Agreement and Plan of Merger by and among AT&T Wireless Services, Inc., TL Acquisition Corp., and TeleCorp PCS, Inc., dated as of October 7, 2001 (incorporated by reference to Exhibit 2.2 to
               Schedule 13D, Amendment No. 5, filed on October 9, 2001 by
               AT&T Wireless with respect to TeleCorp (Commission File No. 000-31941)).

  99.1         Press Release of AT&T Wireless Services, Inc., dated February 15,
               2002.